FAIR VALUE ACCOUNTING	12 Months Ended
Dec. 31, 2020
Successors [Member]
Multiemployer Plan [Line Items]
FAIR VALUE ACCOUNTING

11. FAIR VALUE ACCOUNTING

The Company’s financial instruments consist of cash and cash equivalents, accounts receivable, unbilled revenue, accounts payable, contingent consideration assumed in the SAPESCO transaction (Note 4), loans and borrowings and capital lease obligations. The fair value of the Company’s financial instruments approximates the carrying amounts represented in the accompanying balance sheets, primarily due to their short-term nature. The fair value of the Company’s long-term borrowings also approximates the carrying amounts as these loans are carrying interest at the market rate.

The purchase price allocation for the SAPESCO acquisition in 2020 included $46.2 million allocated to goodwill representing the excess of the purchase price over the fair values of assets acquired and liabilities assumed. Refer to note 4 for further discussion on the acquisition of SAPESCO. The fair value of the net assets acquired were estimated using Level 3 inputs based on unobservable inputs except for items such as working capital which were valued using Level 2 inputs due to mix of quoted prices for similar instruments and cash and cash equivalents valued as Level 1 due to its highly liquid nature. We primarily utilized the cost approach for the valuation of the personal and real property. The definite-lived intangible assets acquired, including customer relationship intangibles and trade names, were valued primarily using an income approach methodology.

Level 3 measurements for the Cash Earn-Out and Additional Earn-Out Shares were fair valued at $11.7 million as of June 1, 2020. The Cash Earn-Out was determined using a discounted cash flow approach within a scenario analysis and had an undiscounted range of outcomes between $0 and $5.4 million. The Additional Earn-Out Shares were valued using a Monte Carlo simulation and had an undiscounted range of outcomes between $0 and $6.4 million. In the fourth quarter of 2020, the Company reduced the liabilities recorded for the Cash Earn-Out and Additional Earn-Out Shares to $2.1 million based on expected settlement values at the reporting date that were subsequently finalized with the sellers in the first quarter of 2021. This adjustment was reflected in Other income/(expense), net, as ASC 805 precludes adjusting goodwill for subsequent revisions to contingent consideration. The quantity of Additional Earn-Out Shares issued in the first quarter of 2021 totaled 145,039. These shares were valued for accounting purposes at $9.93 per share, the closing price of NESR ordinary shares on December 31, 2020. The Cash Earn-Out of $0.7 million was also cash paid in the first quarter of 2021.